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                                                              Exhibit 10.10(a)

"Pages where confidential treatment has been requested are marked 'Confidential Treatment Requested.' The redacted material has been separately filed with the Commission, and the appropriate section has been marked at the appropriate place and in the margin with a star (*)."


                                    AMENDMENT
                                       TO
                     NATURAL GAS LIQUIDS PURCHASE AGREEMENT

     This Amendment is executed this 14th day of September, 1998, to be effective as of the Effective Date provided herein, by and between CHEVRON U.S.A. INC. ("Chevron") and DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP ("Dynegy").

     WHEREAS, Chevron and Dynegy (formerly known as Warren Petroleum Company, Limited Partnership) entered into that certain Natural Gas Liquids Purchase Agreement, effective as of September 1, 1996 (the "Purchase Agreement"), as amended, under which Chevron agreed to sell to Dynegy, and Dynegy agreed to purchase from Chevron, all of Chevron's right, title and interest in (i) the Raw NGL Mix produced at the Venice Processing Plant that is not fractionated at the Venice Fractionator, and (ii) the Fractionated NGLs produced at the Venice Fractionator; and

     WHEREAS, Chevron and Dynegy now wish to amend the Purchase Agreement as further set forth herein;

     NOW THEREFORE, in consideration of the premises and other valuable consideration, Chevron and Dynegy agree as follows:

     1. Exhibit "F" to the Purchase Agreement is deleted in its entirety and replaced by the revised Exhibit "F" attached hereto.

     2. This Amendment is effective on and after September 1, 1998 (the "Effective Date").

     3. All other provisions of the Purchase Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, Chevron and Dynegy have each caused their duly authorized representative to execute this Amendment.

DYNEGY MIDSTREAM SERVICES,                   CHEVRON U.S.A. INC.
LIMITED PARTNERSHIP

By:  Dynegy Midstream G. P., Inc.,           By:   /s/ Larry D. Robison
     its General Partner                           --------------------
                                             Title: Manager, Midstream
                                                   --------------------
By:  /s/ Vincent T. McConnell
     -------------------------
     Vincent T. McConnell
     Senior Vice President


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                     "Confidential Treatment Requested"



*                                    [REDACTED]